Exhibit 14(a)

   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Financial Highlights" in the Combined Proxy Statement/Prospectus (Form N-14) of the Armada Funds.

                                                           /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
July 1, 2004